                                                                    EXHIBIT 10.6

                                   SUBLEASE
                                   --------

     THIS AGREEMENT OF SUBLEASE made as of this 31/st/ day of July 1998, by and between Inspire Pharmaceuticals, Inc., a Delaware corporation (hereinafter referred to as "Sublessor") and SciQuest, Inc., a Delaware corporation having a principal place of business and mailing address of 4100 Betterton Drive, Raleigh, North Carolina 27613 (hereinafter referred to as "Sublessee").

                                  WITNESSETH:
                                  ----------

     WHEREAS, on December 23/rd/, 1997, Sublessor, as Lessee, entered into a Lease (which lease is hereinafter referred to as the "Master Lease") with Petula Associates, Ltd., an Iowa corporation, (hereinafter referred to as the "Master Lessor"), which lease concerns 5400 square feet of space in the building known as Royal Center II in the Imperial Center office park and located at 4222 Emperor Boulevard, Durham, North Carolina (the "Premises"); and

     WHEREAS, Sublessee desires to sublease the Premises from Sublessor, and Sublessor desires to sublease the Premises to Sublessee.

     NOW, THEREFORE, in consideration of the rents and covenants hereinafter set forth to be, paid and performed by Sublessee, Sublessor does hereby demise, lease and let unto Sublessee, and the Sublessee does hereby lease and take from Sublessor upon the terms and conditions hereinafter set forth the Premises, as described in the Master Lease, which is attached hereto as Exhibit A and incorporated herein by reference (hereinafter referred to as the "Subleased Premises").

     1.   RELATIONSHIP T0 MASTER LEASE.  The Sublease and all its terms,
          ----------------------------
covenants and provisions are and each of them is subject and subordinate to (i) the Master Lease under which Sublessor is in control of the Subleased Premises;
(ii) the rights as contained in the Master Lease of the owner or owners of the Premises and/or the land and building of which the Subleased Premises are a part; (iii) all rights of Master Lessor as contained in the Master Lease; and
(iv) to any and all mortgages or encumbrances now or hereafter afflicting the Subleased Premises to which the Master Lease would be subordinated. Sublessee expressly agrees that, if Sublessor's tenancy, control or right to possession of the Subleased Premises shall terminate by expiration or any other cause, this Sublease shall thereupon immediately cease and terminate and Sublessee shall give immediate possession to Sublessor; provided however, that the liability of the Sublessee to the Sublessor or the liability of the Sublessor to the Sublessee for any termination caused by the applicable party's default under this Sublease shall not be discharged by reason of such termination.

     2.   PERFORMANCE OF MASTER LEASE TERMS.  With respect to the Subleased
          ---------------------------------
Premises, Sublessee shall receive all benefits which accrue to Sublessor under the Master Lease as it relates to the Subleased Premises Sublessee hereby expressly, and without condition or reservation, agrees to assume the obligation for performance of all Sublessor's responsibilities under the Master Lease with respect to the Subleased Premises and during the term hereof to be subject to and bound by, and to faithfully and punctually perform and comply with all of the covenants, conditions, stipulations, restrictions and agreements contained therein except as excluded herein. Sublessee hereby agrees to indemnify and hold harmless Sublessor from and against any loss, claim, damage, expense or injury (including reasonable attorney's fees and court costs) which Sublessor may incur as a result of Sublessee's failure to perform such obligations on behalf of Sublessor. Sublessor covenants and agrees that if and so long as the Sublessee fully, faithfully and punctually observes the covenants and conditions hereof and of the Master Lease, Sublessee shall quietly enjoy the Subleased Premises, subject, however, to the terms of this Sublease and the Master Lease.

     3.   TERM.  The term of this Sublease shall commence on August 15, 1998
          ----
("Commencement Date") and shall expire at midnight on August 14, 1999. Sublessee shall have access to the Subleased Premises prior to August 15, 1998 for purposes of installation of telecommunications wiring, equipment, and other furnishings, provided, however, that all insurance and indemnification provisions of this Sublease shall apply during any such early occupancy period. Sublessee shall have the right to extend the term of this Sublease for an additional term of six (6) months provided that Sublessee shall give Sublessor at least ninety (90) days' prior written notice of its election to so extend, time being of the essence with respect to such notice. Rent for such first extension term shall be $4,837.50 per month. Sublessee shall also have the right to extend the term of this Sublease for a second additional term of six (6) months after the end of the initial extension term provided that Sublessee shall give Sublessor at least one hundred and twenty (120) days' prior written notice of its election to so extend, time being of the essence with respect to such notice. Rent for such second extension term shall be the same as for the first extension term. Sublessee's right to extend for the second extension term shall be subject to Sublessor's election to notify Sublessee, within thirty (30) days of Sublessor's receipt of Sublessee's notice of election to extend for a second extension term, that Sublessor elects to occupy the Subleased Premises for Sublessor's own purposes, in which event Sublessee shall not receive a second extension of the term of this Sublease.

     4.   RENT.  During each month of the one-year term of this Sublease,
          ----
Sublessee covenants to pay Sublessor as base rent the sum of $4,612.50.

     In addition to base rent, Sublessee shall pay to Sublessor, as additional rent, Sublessor's proportionate share of taxes, insurance and ail building operating costs and other pass-through items as required of Sublessor in the Master Lease. Sublessee shall pay Sublessor such base rent and additional rent, without offset or deduction, prior notice or demand, in advance on the first day of each calendar month of the term hereof. If the Commencement Date is a day other than the first day of a calendar month, base rent and additional rent for the month in which the Commencement Date Occurs shall be prorated. All base rent and additional rent shall be paid to Sublessor at 4222 Emperor Boulevard, Suite 470, Durham, North Carolina 27703. Sublessee shall contract for and shall pay for its own utilities and janitorial services. Sublessor shall provide notice to Sublessee of the amount of any additional rent due from Sublessee at such time as Sublessor receives such notice from Master Lessor or at such other time as Sublessor becomes aware of the amount of any additional rent due from Sublessee

     5.   USE.  Sublessee shall use the Subleased Premises for only those
          ---
purposes permitted under Section 6 of the Master Lease.

     6.   CONDITION OF PREMISES.  SUBLESSEE (i) ACCEPTS THE SUBLEASED PREMISES
          ---------------------
IN THEIR "AS IS" CONDITION ON THE COMMENCEMENT DATE HEREOF, (ii) ACKNOWLEDGES THAT SUBLESSOR HAS MADE AND MAKES NO REPRESENTATIONS OR WARRANTIES CONCERNING THE CONDITION OF THE SUBLEASED PREMISES OR THEIR FITNESS FOR THE USE INTENDED BY SUBLESSEE, AND (iii) AGREES THAT TO THE MAXIMUM EXTENT PERMITTED BY LAW THE SUBLESSEE WAIVES ANY CLAIM IT HAS, MAY HAVE, OR OUGHT TO HAVE AGAINST THE SUBLESSOR, BASED ON OR ARISING OUT OF THE CONDITION OF THE SUBLEASED PREMISES. Sublessee shall, at all times during the term hereof, keep and maintain the Subleased Premises in good condition and repair as required by the Master Lease. Sublessee shall have the right to extend power poles from ceiling to floor to support systems furniture provided that Sublessee shall remove the same prior to the end of the term of this Sublease and shall repair any damage caused by such installations and shall otherwise return the Subleased Premises to its original configuration, ordinary wear and tear and loss by insured casualty excepted.

     7.   INSURANCE AND INDEMNIFICATIONS. At all times during the term of this
          ------------------------------
Sublease, Sublessee shall, at Sublessee's expense, keep in effect (i) a policy of Comprehensive General Liability insurance with a reputable company in amounts not less than $2,000,000 combined single limit and $2,000,000 property damage, which policy shall name Sublessor and Master Lessor as additional insureds, (ii) a policy of Workers' Compensation insurance in at least the statutory amounts-, and (iii) insurance covering loss to Sublessee's personal property by fire or other casualty. Sublessee shall otherwise comply in all respects with all insurance provisions of the Master Lease. Except to the extent of matters caused by the negligent acts or ommissions or the willful misconduct of Sublessor, its agents, employees or contractors, from which matters Sublessor shall indemnify and hold harmless Sublessee, Sublessee shall indemnify, defend and hold harmless Sublessor from and against any loss, claim, damage, expense or injury to persons or property caused by or arising out of (i) Sublessee's use of the Subleased Premises, (ii) Sublessee's default in the performance of its obligations hereunder,- or (iii) any negligent or intentional act or omission by Sublessee, its agents, employees or contractors.

     8.   SURRENDER. At the expiration or earlier termination of this Sublease,
          ---------
Sublessee shall surrender the Subleased Premises to Sublessor in broom clean condition in the same condition as on the Commencement Date hereof, ordinary wear and tear excepted. Sublessee warrants and covenants that it will pay the full cost of any repairs or maintenance necessary to restore the Subleased Premises to the same condition as on the Commencement Date hereof, ordinary wear and tear and loss by insured casualty excepted.

     9.   ASSIGNMENT AND SUBLETTING.   Sublessee may not assign this Sublease or
          -------------------------
further sublet all or any part of the Subleased Premises without the prior written consent of Sublessor, which consent shall not unreasonably be withheld. conditioned or delayed, provided, however, that the provisions of Section 22 of the Master Lease as to the respective rights and obligations of Landlord and Tenant thereunder shall apply as to the respective rights and obligations of Sublessor and Sublessee with respect to the matters set out therein.

     10.  DEFAULT.  If Sublessee shall default in the payment of any base or
          -------
additional rent hereunder within three (3) days of when due or if Sublessee shall default in the performance of any of the other terms, covenants and conditions of this Sublease or the Master Lease, then Sublessor may (i) avail itself of any remedy available to the Master Lessor under the Master Lease; (ii) avail itself of any statutory or other remedy provided by the laws of the state in which the Subleased Premises are situated; (iii) re-enter, retake and repossess the Premises through summary proceedings or an action of unlawful detainer; and/or (iv) terminate this Sublease. Notwithstanding the foregoing, Sublessee shall be entitled to written notice and a five (5) day cure period with respect to the failure to pay any base or additional rent due hereunder as follows: one (1) time during the term of this Sublease and one (1) time during each renewal term, if any.

     11.  ACCESS.  Sublessor shall be permitted access to the Subleased Premises
          ------
at all reasonable times upon reasonable advance notice, or at any time in case of emergency, to inspect the Subleased Premises or to show the Subleased Premises to other potential subtenants. provided however, that, without the prior consent of Sublessee, which shall not unreasonably be withheld, conditioned, or delayed, Sublessor's right to enter the Subleased Premises to show it to potential subtenants shall only apply (1) for the ninety (90) day period after Sublessee fails to provide Sublessor with written notice of Its intention to renew the term of this Sublease for the first renewal term or (II) for the one hundred and twenty (120) day period after Sublessee fails to provide Sublessor with written notice of its intention to renew the term of this Sublease for the second renewal term. Sublessor shall attempt to conduct all of its activities permitted under this Paragraph in a manner which will not unreasonably inconvenience, annoy or disturb the Sublessee in its use and occupancy of the Subleased Premises.

     12.  NOTICE.  Any notice required or permitted to be sent pursuant to this
          ------
Sublease shall be sent by FAX or certified mail, return receipt requested, postage prepaid to the parties at the following addresses or FAX numbers and to such other addresses or FAX numbers as they shall from time to time indicate:

Sublessee:                              Sublessor:

SciQuest, Inc.                          Inspire Pharmaceuticals, Inc.
4222 Emperor Boulevard, Suite 225       4222 Emperor Boulevard, Suite 470
Durham, NC 27703                        Durham, NC 27703
Phone # (919) 786-1770                  Phone # (919) 941-9777
Fax # (919) 782-3123                    Fax # (919) 941-9797
ATTN: Peyton Anderson                   ATTN: Greg Mossinghoff

With a copy to.

Kathleen N. Worm. Esq.                  Jeffrey J. Johnson, Esq.
Hutchison & Mason PLLC                  Wyrick Robbins Yates & Ponton LLP
4011 Westchase Boulevard, Suite 400     4101 Lake Boone Trail, Suite 300
Raleigh, NC 27607                       Raleigh, NC  27607


     13.  SUBLESSOR RELEASED FROM LIABILITY IN CERTAIN EVENTS.  Sublessor shall
          ---------------------------------------------------
not be responsible to Sublessee, at any time or in any event, for deterioration or change in the condition of the Subleased Premises not caused by Sublessor's willful misconduct or gross negligence. Sublessor shall also not be responsible for any damage to Sublessee's property contained therein, including injury to persons whether caused by riot or civil commotion, fire or earthquake damage, or overflow or leakage upon or into the Subleased Premises, of water, steam gas or electricity, or by any breakage in pipes or plumbing, or breakage, leakage or obstruction of sewer pipes or other damage occasioned by water being upon or coming through the roof, skylight, trapdoors, walls, basement or otherwise, nor for failure of the heating (steam) plant, nor for loss of property by theft or otherwise, nor for any damage arising from any act or neglect of any co-tenant or other occupant of the Subleased Premises, or for that of any owner or occupants of adjoining or contiguous property unless said damage, loss or injury results from the willful misconduct or gross negligence of Sublessor or its agents, employees or contractors.

     14.  CONSENT OF MASTER LESSOR; SUBLESSOR.  This Sublease is subject to and
          -----------------------------------
conditioned upon the consent of the Master Lessor. If such consent is not obtained prior to August 15., 1998, this Sublease shall be voidable by either party. Sublessor shall immediately ask Master Lessor for consent.

     15.  ENTIRE AGREEMENT.  This Sublease (including the provisions of the
          ----------------
Master Lease incorporated herein by reference) contains the entire agreement between the parties and any agreement hereafter made shall be ineffective to change, modify or discharge it in whole or in part unless such agreement is in writing and signed by the parties hereto.


     16.  SUBLESSOR'S REPRESENTATIONS AND WARRANTIES.   Sublessor represents and
          ------------------------------------------
warrants that (i) the Master Lease is in full force and effect; (ii) to Sublessor's knowledge, there exists no circumstance, condition, or act of default which would entitle or permit the Master Lessor to terminate the Master Lease or to abridge any rights of Sublessor thereunder; (iii) it will not modify or surrender the Master Lease without the prior written consent of Sublessee which shall not be unreasonably withheld; (iv) in the event of a default by Master Lessor under the Master Lease, Sublessor shall use its commercially reasonable best efforts to obtain Master Lessor's performance of its obligations thereunder.

     17.  MISCELLANEOUS.
          -------------

          a. If any term, covenant or condition of this Sublease or the application thereof to any circumstances or to any person, corporation or other entity shall be invalid or unenforceable to any extent, the remaining terms, covenants and conditions of this Sublease shall not be affected thereby and shall be valid and enforceable to the fullest extent permitted by law.

          b. The paragraph headings contained in this Sublease have been included for convenience only and shall not be used in the construction or interpretation of this Sublease,

          c. This Sublease shall be governed by and construed in accordance with the laws of the State of North Carolina.

     18.  ATTORNEYS FEES. In the event that any action or proceeding shall be
          --------------
brought by any party hereto against the other with respect to any matter arising under this Sublease, the prevailing party shall be entitled to recover from the other costs of suit and reasonable attorney's fees actually incurred. All costs and expenses (including without limitation reasonable attorney's fees incurred by Sublessor in connection with enforcement of its rights and remedies hereunder) shall be paid to Sublessor by Sublessee as additional rent hereunder.

     19.  SUCCESSORS AND ASSIGNS.  This Sublease shall be binding upon and inure
          ----------------------
to the benefit of the parties hereto and their respective successors and permitted assigns.

     20.  HOLDOVER.  In the event the Sublessee holds over after the expiration
          --------
or earlier termination of the Master Lease. then the Sublessee shall assume all of the Sublessor's obligations under Section 30 "Holding Over" of the Master Lease. Nothing herein shall be construed as Sublessor's consent to any holding over by Sublessee.

     21.  BROKERAGE  Sublessee represents and warrants that it has dealt with no
          ---------
real estate broker or agent and Sublessor warrants that it has dealt with no real estate broker or agent with respect to this transaction except for Corporate Realty Advisors whose commission shall be paid by Sublessor. Each party shall indemnify and hold harmless the other from and against all claims of any other broker or agent claiming to have represented Sublessee or Sublessor as the case may be in this matter.

     22.  SECURITY DEPOSIT.  On or prior to the Commencement Date, Sublessee
          ----------------
shall deliver to Sublessor the amount of $4,612.50, which shall be held as a security deposit in an account of Sublessor's choosing during the term of the Sublease (the "Security Deposit") for the faithful performance by the Sublessee of the terms, covenants and conditions of this Sublease. Sublessor may comingle such Security Deposit with Sublessor's other funds and shall not be accountable to Sublessee for interest earned thereon, if any. If Sublessee defaults with respect to any provisions of this Sublease, including but not limited to the provisions relating to the payment of rent, additional rent or any other monetary sums due under this Sublease, Sublessor may (but shall not be required to) use, apply or retain any part or all of the Security Deposit for the payment of any amounts which Sublessor may spend or be obligated to spend by reason of Sublessee's default or to compensate Sublessor for any loss or damages which Sublessor may suffer by reason of Sublessee's default. Return of the Security Deposit shall be subject to the foregoing and Sublessee's surrender of the Subleased Premises and Sublessor's or its agents' inspection of the Subleased Premises following expiration or earlier termination of the Sublease and determination that there is no damage to the property (ordinary wear and tear excepted) and no delinquencies in rent or other sums payable under the Sublease. Sublessor's holding of the security deposit shall not release Sublessee of its obligation to pay the last month's rent under the Sublease.

     IN WITNESS WHEREOF, Sublessor and Sublessee have duly executed this Agreement of Sublease effective as of the day and year first above written.

SUBLESSOR:                              SUBLESSEE:

INSPIRE PHARMACEUTICALS, INC.           SCIQUEST, INC.

By:  /s/ Christy L. Shaffer             By:  /s/ M. Scott Andrews
     ------------------------------          -----------------------------------
Title:  Vice President Development,     Title: Chief Executive Officer/President
      -----------------------------            ---------------------------------
      Chief Operating Officer
      -----------------------

Attest:  /s/ David J. Drutz             Attest: /s/ Peyton Anderson
       --------------------                    ---------------------------------
Title:  Vice Chairman                   Title: Vice President Business
      ---------------                          -----------------------
                                               Development
                                               -----------

(Corporate Seal)                               (Corporate Seal)

                                LEASE AGREEMENT

                                BY AND BETWEEN

                            PETULA ASSOCIATES, LTD.
                                 (ASLANDLORD)

                                      AND

                         INSPIRE PHARMACEUTICALS, INC.
                                  (AS TENANT)

TABLE OF CONTENTS
-----------------

1.  DESCRIPTION OF PREMISES ..........................................   1
    -----------------------

2.  TERM .............................................................   1
    ----

3.  RENTAL ...........................................................   2
    ------

4.  DELIVERY AND UPFITTING OF PREMISES ...............................   5
    ----------------------------------

5.  ALTERATIONS AND IMPROVEMENTS BY TENANT ...........................   7
    --------------------------------------

6.  USE OF PREMISES ..................................................   7
    ---------------

7.  TAXES ON LEASE AND TENANT'S PROPERTY .............................   9
    ------------------------------------

8.  FIRE AND EXTENDED COVERAGE INSURANCE .............................   9
    ------------------------------------

9.  LANDLORDS COVENANT TO REPAIR AND REPLACE .........................  10
    ----------------------------------------

10. TENANT'S COVENANT TO REPAIR ......................................  11
    ---------------------------

11. TRADE FIXTURES AND EQUIPMENT......................................  11
    ---------------------------

12. UTILITIES ........................................................  12
    ---------

13. DAMAGE OR DESTRUCTION OF PREMISES ................................  12
    ---------------------------------

14. GOVERNMENTAL ORDERS ..............................................  13
    -------------------

15. MUTUAL WAIVER OF SUBROGATION .....................................  14
    ----------------------------

16. SIGNS AND ADVERTISING ............................................  14
    ---------------------

17. INDEMNIFICATION AND LIABILITY INSURANCE ..........................  14
    ---------------------------------------

18. LANDLORDS RIGHT OF ENTRY
    ------------------------

19. EMINENT DOMAIN ...................................................  15
    --------------

20. EVENTS OF DEFAULT AND REMEDIES ...................................  16
    ------------------------------

21. SUBORDINATION ....................................................  17
    -------------

22. ASSIGNING AND SUBLETTING .........................................  18
    ------------------------

23. TRANSFER OF LANDLORD'S INTEREST ..................................  19
    -------------------------------

24. COVENANT OF QUIET ENJOYMENT ......................................  19
    ---------------------------

25. ESTOPPEL CERTIFICATES ............................................  19
    ---------------------

26. PROTECTION AGAINST LIENS .........................................  19
    ------------------------

27. MEMORANDUM OF LEASE ..............................................  20
    -------------------

28. FORCE MAJEURE ....................................................  20
    -------------

29. REMEDIES CUMULATIVE -- NONWAIVE ..................................  20
    -------------------------------

30. HOLDING OVER .....................................................  20
    ------------

31. NOTICES ..........................................................  21
    -------

32. LEASING COMMISSION ...............................................  21
    ------------------

33. MISCELLANEOUS ....................................................  22
    -------------

34. SEVERABILITY .....................................................  24
    ------------

35. REVIEW OF DOCUMENTS ..............................................  24
    -------------------

                                LEASE AGREEMENT
                                ---------------

THIS LEASE AGREEMENT (the "Lease") made and entered into as of the 30/th/ day of
                                                                   ------
December, 1997, by and between PETULA ASSOCIATES, LTD., an Iowa corporation,
--------
hereinafter called "Landlord"; and INSPIRE PHARMACEUTICALS, INC., a Delaware corporation, hereinafter called "Tenant":

                             W I T N E S S E T H:
                             - - - - - - - - - --

     In consideration of the mutual covenants and agreements contained herein, the parties hereto agree for themselves, their successors and assigns, as follows:

     1.     DESCRIPTION OF PREMISES.
            ------------------------

     Landlord hereby leases to Tenant, and Tenant hereby accepts and rents from Landlord, that certain office/warehouse space (the "Premises") containing approximately 5,400 rentable square feet known as Suite ______ and more particularly described on Exhibit "B", located in the building known as Royal Center II (the "Building") on a tract of land located at 4222 Emperor Boulevard, Durham, North Carolina, in Imperial Center Business Park (the "Business Park"), more particularly described on Exhibit "A" attached hereto; together with the
                               -----------
nonexclusive right to use all parking areas, driveways, sidewalks and other common facilities furnished by Landlord from time to time. Landlord may, at any time prior to, or during the first six (6) months of the first Lease Year (as hereinafter defined), have its architect or engineer measure the actual total square footage of the Premises. In the event the Premises shall contain an amount of square footage which exceeds the amount of square feet referenced above by more than two percent (2%) of such amount, the square footage of the Premises shall be adjusted to reflect the actual square footage and the Annual Rental (as hereinafter defined) shall be proportionately adjusted based on actual square footage multiplied by the applicable square foot rental rate (and such adjustment shall relate back to the Commencement Date if there is a variance). The reasonable cost of such measurement shall be borne by Landlord.

     2.     TERM.
            -----

Unless otherwise adjusted as hereinbelow provided, the term of this Lease (the "Term") shall commence on the earlier of: (a) the date Tenant, or any person occupying any portion of the Premises with Tenant's permission, commences business operations from the Premises, or (b) December 1, 1997 (the "Commencement Date") and shall end at midnight on the date (the "Expiration Date") which is six (6) full years from the Commencement Date (as same may be adjusted as hereinbelow provided); provided, however, for purposes hereof, Tenant's installation or storage of furniture, fixtures and equipment within the Premises shall not be deemed the commencement of business operations. Tenant shall have the option to extend the Term in accordance with Exhibit "E" attached
                                                            -----------
hereto and incorporated herein by reference. As used herein, the term "Lease Year" shall mean each consecutive twelve-month period of the Term, beginning with the Commencement Date (as same may be adjusted as hereinbelow provided) or any anniversary thereof.

     3.     RENTAL.
            -------

     During the Term, Tenant shall pay to Landlord, without notice, demand, reduction (except as may be applicable pursuant to the paragraphs of this Lease entitled "Damage or Destruction of Premises" or the paragraph entitled "Eminent Domain" of this Lease), setoff or any defense, a total rental (the "Annual Rental") consisting of the sum total of the following:

     (a)    Minimum Rental.
            ---------------

     (i) Beginning with the Commencement Date and continuing through the earlier to occur of: (i) December 1, 1998, or (ii) the date upon which the Tenant Improvements (as hereinafter defined) are substantially completed and a permanent Certificate of Occupancy is issued for the Premises (the "Adjustment Date"), Tenant shall pay a minimum annual rental (the "Minimum Rental") of Thirty-One Thousand Fifty and No/100 Dollars ($31,050.00) [which represents a rate of $5.75 per rentable square foot of the Premises], payable in equal monthly installments of Two Thousand Five Hundred Eighty-Seven and 50/100 Dollars ($2,587.50) each in advance on or before the first day of each month.

     (ii) Beginning with the Adjustment Date and continuing through the Expiration Date or earlier termination of this Lease, Tenant shall pay Minimum Rental of Fifty-One Thousand Three Hundred and No/100 Dollars ($51,300.00) [which represents a rate of $9.50 per rentable square foot of the Premises], payable in equal monthly installments of Four Thousand Two Hundred Seventy-Five and No/1 00 Dollars ($4,275.00) each in advance on or before the first day of each month. In addition, Minimum Rental shall be increased annually, beginning on the first anniversary of the Adjustment Date and continuing on each anniversary of same thereafter, by an amount equal to three percent (3%) of the Minimum Rental for the immediately preceding twelve (12) month period. For purposes hereof, if the Commencement Date is a date other than the first day of a calendar month, the Minimum Rental shall be prorated daily from such date to the first day of the next calendar month and paid on the Commencement Date.

     (b)    Additional Rental. [Intentionally Deleted]
            ------------------

     (c)    Tenant's Share of Taxes.
            ------------------------

     Tenant shall pay an amount equal to Tenant's "proportionate share" of any ad valorem taxes (or any tax hereafter imposed in lieu thereof) imposed upon the Building and the Premises. Tenant's "proportionate share" of the taxes, the insurance premiums and common area maintenance costs, as described below, shall be a fraction, the numerator of which shall be the number of rentable square feet within the Premises and the denominator of which shall be the number of rentable square feet within the Building, which is currently estimated to be 32,713 rentable square feet. Tenant's proportionate share of taxes shall be paid as provided in subparagraph (f) below. Provided, any increase in ad valorem taxes on the Premises as a result of alterations, additions or improvements made by, for or on account of Tenant shall be reimbursed by Tenant to Landlord within thirty (30) days after receipt of written demand therefor.

     (d)    Tenant's Share of Insurance Premiums.
            -------------------------------------

     Tenant shall pay an amount equal to Tenant's "proportionate share" of any premiums charged for fire and extended coverage and liability insurance with all endorsements carried by Landlord on the Building payable for any calendar year (including any applicable partial calendar year), provided such premiums are not a direct result of another tenant's use of its premises in the Building. Tenant's proportionate share of premiums shall be paid as provided in subparagraph (f) below.

     (e)    Tenant's Share of Common Area Operating and Maintenance Costs.
            --------------------------------------------------------------

     Tenant shall pay an amount equal to Tenant's "proportionate share" of the reasonable costs for operating and maintaining the Building's common areas, including, but not limited to, building management (such management fees to be consistent with customary fees in the Raleigh/Durham area), the cost of grass mowing, shrub care and general landscaping, irrigation systems, maintenance and repair to parking and loading areas, driveways, sidewalks, exterior lighting, garbage collection and disposal, common water and sewer, common plumbing, common signs and other facilities shared by the various tenants in the Building, and of the Building's share of the common area operating and maintenance costs for the entire Business Park (including without limitation a general Business Park fee). Landlord shall use good faith efforts to keep the operating and maintenance costs in line with costs for other similarly situated buildings in the Raleigh/Durham market, taking into account rent and other relevant factors. Tenant's proportionate share shall be paid as provided in subparagraph (f) below. For purposes hereof, the expenses identified in subparagraphs (c), (d) and (e) of this Section shall be deemed the "Tenant Expenses."

     (f)    Payment of Proportionate Shares.
            --------------------------------

     Tenant shall pay to Landlord each month, along with Tenant's installments of Minimum Rental (and Additional Rental, if applicable) a sum equal to one-twelfth (1/12) of the amount estimated by Landlord (in its reasonable discretion) as Tenant's proportionate share of the taxes, insurance premiums and common area maintenance costs (including the Business Park fee) for each calendar year. For the first calendar year beginning with January 1, 1998, the amount of Tenant's estimated proportionate share of all Tenant Expenses shall be Eight Thousand One Hundred and No/100 Dollars ($8,100.00) [which represents $1.50 per rentable square foot of the Premises], payable in advance in equal monthly installments of Six Hundred Seventy-Five and No/100 Dollars ($675.00). Landlord will make reasonable efforts to provide Tenant with Landlord's estimate of Tenant's proportionate share of Tenant Expenses for the upcoming calendar year on or before December 15 of each calendar year during the term hereof. If Landlord fails to notify Tenant of Tenant's revised proportionate share of Tenant Expenses by such date, Tenant 'shall continue to pay the monthly installments of the proportionate share amount, if any, last payable by Tenant until notified by Landlord of such new estimated amount. No later than May I of each calendar year of the Term, Landlord shall deliver to Tenant a reasonably detailed written statement setting forth the actual amount of Tenant's proportionate shares for taxes, insurance premiums and all common area maintenance costs for the preceding calendar year. Tenant shall pay the total amount of any balance due shown on such statement within thirty (30) days after its delivery. In the event such annual costs decrease for any such year, Landlord shall, within thirty (30) days after delivery of such written statement, reimburse Tenant for any overage paid and the monthly rental installments for the next period shall be reduced accordingly, but not below the Minimum Rental. For the calendar year in which this Lease commences, the proportionate shares of such amounts shall be prorated from the Commencement Date through December 31 of such year. Further, Tenant shall be responsible for payment of its proportionate share of Tenant Expenses for the calendar year in which the Term expires, prorated from January I thereof through the Expiration Date. Tenant shall pay any unpaid estimated proportionate shares within thirty
(30) days after the Expiration Date, which estimate shall be made by Landlord based upon actual and estimated costs for such year. After the exact amount payable for such proportionate shares shall have been determined, Landlord shall return any excess security deposit to Tenant or Tenant shall promptly pay any deficiency.

     Tenant may audit Landlord's records and all information pertaining to Tenant Expenses in order to verify the accuracy of Landlord's determination of Tenant's proportionate share of same provided that:

     (i) Tenant must give notice to Landlord of its election to undertake said audit within one hundred twenty (120) days after receipt of the statement of the actual amount of Tenant's proportionate share for the preceding calendar year from Landlord;

     (ii) Such audit will be conducted only during regular business hours at the office where Landlord maintains records of Tenant Expenses and only after Tenant gives Landlord fourteen (14) days' advance written notice;

     (iii) Tenant shall deliver to Landlord a copy of the results of such audit Within fifteen (15) days of its receipt by Tenant and no such audit shall be conducted if any other tenant of the Building has conducted an independent audit for the time period Tenant intends to audit and Landlord furnishes to Tenant a copy of the results of such audit;

     (iv) No audit shall be conducted at any time that Tenant is in default of any of the terms of this Lease;

     (v) No subtenant shall have any right to conduct an audit and no assignee shall conduct an audit for any period during which such assignee was not in possession of the Premises; and

     (vi) Such audit review by Tenant shall not postpone or alter the liability and obligation of Tenant to pay any amounts due under the terms of this Lease.

     Within thirty (30) days after Tenant's receipt of such audit, Tenant must give notice to Landlord of any disputed amounts and identify all items being contested in Landlord's statement of Tenant's proportionate share of Tenant Expenses. If Landlord and Tenant cannot agree upon any such item as to which Tenant shall have given such notice, the dispute shall be resolved by an audit by a major accounting firm mutually acceptable to Landlord and Tenant and the cost of said audit shall be paid by the non-prevailing party; provided however, Tenant will not be considered the "prevailing party" for purposes of this paragraph unless the accounting firm's audit reveals an overcharge by Landlord in excess of five percent (5%) of Tenant's proportionate share of Tenant Expenses for the particular calendar year in question.

     Any adjustment required as a result of any audit shall be made by adjustment to Tenant's proportionate share of Tenant Expenses so that said adjustment is fully made (or recovered) in equal installments over the twelve
(12) month period immediately following the final resolution of said audit.

     (g)     Documentary Tax.
             ----------------

     Landlord represents that there is currently no documentary stamp tax, sales tax or any other tax or similar charge (exclusive of any income tax payable by Landlord as a result hereof) which will be levied on the rental, leasing or letting of the Premises, however, in the event that any such charge or tax, whether local, state or federal, becomes applicable to the rental, leasing or letting of the Premises and is required to be paid due to the execution hereof or otherwise with respect to this Lease or the payments due hereunder, the cost thereof shall be borne by Tenant and shall be paid promptly and prior to same becoming past due. Tenant shall provide Landlord with copies of all paid receipts respecting such tax or charge promptly after payment of same.

     (h)    Late Payment.
            -------------

If any monthly installment of Minimum Rental, Additional Rental (if any) or any other sum due and payable pursuant to this Lease remains due and unpaid ten (10) days after said amount becomes due, Tenant shall pay as additional rent hereunder a late payment charge equal to the greater of (i) Five Hundred and No/100 Dollars ($500.00) or (ii) a sum equal to three percent (3%) of the unpaid rent or other payment; provided, however, subject to Tenant's not being in default hereunder, Tenant shall be entitled to one (1) additional ten (10) day grace period per Lease Year during which Tenant may make such payment without paying the late charge as hereinabove described. All unpaid rent and other sums of whatever nature owed by Tenant to Landlord under this Lease shall bear interest from the tenth (10th) day after the due date thereof until paid at the lesser of two percent (2%) per annum above the "prime rate" as published in the Wall Street Journal from time to time (the "Prime Rate"). Acceptance by Landlord of any payment from Tenant hereunder in an amount less than that which is currently due shall in no way affect Landlord's rights under this Lease and shall in no way constitute an accord and satisfaction.

     4.     DELIVERY AND UPFITTING OF PREMISES.
            -----------------------------------

     Landlord shall deliver the Premises to Tenant in its base building condition on or before December 1, 1997. Tenant agrees that it is accepting the Premises in its "as is" base building condition without any further improvements thereto by Landlord. Tenant agrees to deliver the final plans and specifications for the design and upfitting of the Premises (the "Plans") to Landlord for Landlord's approval. Landlord shall not unreasonably withhold or delay its approval of such of the Plans and agrees to provide Tenant with notice of any objections to the Plans within twenty (20) days after Landlord's receipt of same. At such time-as Landlord approves the Plans, Landlord shall identify those improvements described in the Plans which must be removed from the Premises upon the expiration or earlier termination of this Lease as herein described; provided, however, Landlord reserves the right to subsequently direct Tenant to leave certain items previously designated for removal in the Premises. Upon approval by Landlord of the Plans, they shall be attached as Exhibit C to this
                                                             ---------
Lease and made a part hereof. Once the Plans have been approved by Landlord, Tenant shall be responsible for the installation of the Tenant Improvements (as hereinafter defined) in the Premises in accordance with the Plans. The general contractor retained by Tenant to install the Tenant Improvements shall be subject to Landlord's prior written approval, such approval not to be unreasonably withheld, conditioned or delayed; provided further, Landlord and Tenant shall mutually designate up to five (5) general contractors which shall be deemed approved by Landlord.

     Tenant will supervise the design, construction and installation of the initial improvements in the Premises (the "Tenant Improvements") in accordance with the Plans at Tenant's sole cost and expense. Landlord agrees to pay Tenant at the time and in the manner set forth below an allowance (the "Tenant Improvement Allowance") in the amount of Twenty-Two and No/100 Dollars ($22.00) per rentable square foot of the Premises to cover the costs associated with the design, construction and installation of the Tenant Improvements in the Premises. Upon receipt of evidence from Tenant that such amounts have been expended in connection with the design, construction and installation of the Tenant Improvements (together with such other information as Landlord may reasonably request from Tenant), Landlord shall, within twenty (20) days of Landlord's receipt of such documentation, pay to Tenant the amount of all cost and expenses shown thereby less the amount of any such payment or payments previously made by Landlord to Tenant; provided, however, such disbursements of the Tenant Improvement Allowance shall occur not more frequently than monthly and the aggregate amount of all sums to be paid by Landlord to Tenant hereunder with respect to the Premises shall not in any event exceed the sum of One Hundred Eighteen Thousand Eight Hundred and No/100 Dollars ($118,800.00); provided further, that Landlord shall have no obligation hereunder to make any payment with respect to any such improvement which, when made, shall not be a fixture and thus part of the Building to be surrendered to Landlord upon the expiration of or earlier termination of this Lease (for purposes of this Paragraph 4, all telephone, telecommunications and computer wiring equipment shall be deemed a fixture). All savings or unused portions of the Tenant Improvement Allowance shall be retained by Landlord.

     In connection with the upfitting of the Premises, Tenant agrees to pay Landlord a construction management fee equal to four percent (4%) of the total cost of constructing the Tenant Improvements. In addition to the Tenant Improvements, Tenant shall be solely responsible for the cost of constructing any demising wall(s) required by Landlord and any required suite entrances or at Landlord's election, Landlord may proceed to construct such demising wall(s) and reduce the Tenant Improvement Allowance by the reasonable cost of same.

     Notwithstanding anything contained herein to the contrary, upon the expiration or earlier termination of the Term or Tenant's vacating the Premises, Tenant shall, at its sole cost and expense, restore the Premises to its "base building condition," which for purposes hereof, shall be defined as the condition of the Premises as it existed when received by Tenant together with such other Tenant Improvements as Landlord has approved as hereinabove provided (ordinary wear and tear, damage by fire and other casualty, condemnation and acts of God above excepted), or otherwise directs be left at the Premises; provided, however, Tenant's restoration obligations with respect to the slab floor in the Premises shall be limited to restoring the floor to a level slab of commercially reasonable tolerances (i.e. one-eighth of an inch per ten feet). Within ten (10) business days after Tenant's request for same (such request to be made no earlier than sixty (60) days prior to the expiration or earlier termination of the Term), Landlord shall provide Tenant with a list of those Tenant Improvements which Landlord directs be left at the Premises upon the expiration of the Term.

     5.     ALTERATIONS AND IMPROVEMENTS BY TENANT.
            ---------------------------------------

     Tenant shall make no structural changes respecting the Premises or the Building and shall make no changes of any kind respecting the Premises or the Building that are visible from the exterior of the Premises without Landlord's consent, to be granted or withheld in Landlord's sole discretion. Except for the initial upfitting of the Premises in accordance with the Plans, any other nonstructural changes or other alterations, additions, or improvements to the Premises shall be made by or on behalf of Tenant only with the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed. All alterations, additions or improvements, including without limitation all partitions, walls, railings, carpeting, floor and wall coverings and other fixtures (excluding, however, Tenant's trade fixtures as described in the paragraph entitled "Trade Fixtures and Equipment" below) made by, for, or at the direction of Tenant shall, when made, become the property of Landlord, at Landlord's sole election, and shall, unless otherwise specified by Landlord at the time Landlord gives its consent thereto, remain upon the Premises at the expiration or earlier termination of this Lease.

     Notwithstanding anything contained herein to the contrary, all alterations and improvements undertaken by Tenant shall be consistent with the then-existing quality, color scheme (where appropriate), general aesthetic appearance and tenor of the balance of the Building and, in any event, Landlord may withhold its consent to any proposed alteration or improvement by Tenant unless Tenant agrees to remove said improvement at the end of the Term and/or restore the Premises to the condition in which it existed prior to the undertaking of the proposed alteration or improvement.

     6.     USE OF PREMISES.
            ----------------

     (a) Tenant shall use the Premises only for office, warehouse, storage and light assembly and or laboratory purposes, all of which shall be consistent with the pharmaceutical industry or similar scientific, research or technical industry and for no other purposes. Tenant shall comply with all laws, ordinances, orders, regulations or zoning classifications of any lawful governmental authority, agency or other public or private regulatory authority (including insurance underwriters or rating bureaus) having jurisdiction over the Premises. Tenant shall not do any act or follow any practice relating to the Premises which shall constitute a nuisance or detract in any way from the reputation of the Building as a real estate development comparable to other comparable buildings in the Raleigh/Durham market taking into account rent and other relevant factors. Tenant's duties in this regard shall include allowing no noxious or offensive odors, fames, gases, smoke, dust, steam or vapors, or any loud or disturbing noise or vibrations to originate in or emit from the Premises.

     (b) Without limiting the generality of (a) above, and excepting only (i) office supplies and cleaning materials used by Tenant in its ordinary day to day business operations (but not held for sale, storage or distribution) and customarily used in facilities such as the Building, and (ii) certain Hazardous Materials (as herein defined) used in the ordinary course of Tenant's business, and then only to the extent used, stored (but not any bulk storage), transported, and disposed of strictly in accordance with all applicable laws, regulations and manufacturer's recommendations and in a manner consistent with commercially reasonable standards for comparable first-class flex-space buildings, the Premises shall not be used for the treatment, storage, transportation to or from, use or disposal of toxic or hazardous wastes, materials, or substances, or any other substance that is prohibited, limited or regulated by any governmental or quasi-governmental authority or that, even if not so regulated, could or does pose a hazard to health and safety of the occupants of the Building or surrounding property (collectively "Hazardous Substances"). Prior to its occupancy of the Premises, Tenant shall provide Landlord with a list of any Hazardous Substances which it plans to introduce to the Premises and thereafter, on each anniversary of the Commencement Date, Tenant shall update said list and identify which Hazardous Substances have been used within the Premises and which Hazardous Substances may be used within the Premises in the future. In addition, prior to Tenant's occupancy of the Premises, Tenant shall submit a plan detailing the method of disposal, storage and treatment of such Hazardous Substances to Landlord for Landlord's approval. Tenant shall be liable for-, and shall indemnify and hold Landlord harmless from, all costs, damages and expenses (including reasonable attorney's fees) incurred in connection with the use, storage, discharge or disposal of any Hazardous Substances by Tenant or Tenant's Invitees.

     (c) Except for possible restrictions with respect to signage (which Tenant agrees to abide by in connection with its use of the Premises), there are currently no restrictive covenants relating to the Building.

     (d) Tenant shall exercise due care in its use and occupancy of the Premises and shall not commit or allow waste to be committed on any portion of the Premises; and at the expiration or earlier termination of this Lease, Tenant shall deliver the Premises to Landlord in as good condition on the date of completion of the Tenant Improvements in the Premises, ordinary wear and tear, fire or other casualty, condemnation and acts of God alone excepted.


(e) Tenant shall save Landlord harmless from any claims, liabilities, penalties, fines, costs, expenses or damages resulting from the failure of Tenant to comply with the provisions of this paragraph 6. This indemnification shall survive the termination or expiration of this Lease.

     7.     TAXES ON LEASE AND TENANT'S PROPERTY.
            -------------------------------------

     (a) Landlord represents that there are currently no taxes, documentary stamps or assessments of any nature which will be imposed or assessed upon this Lease, Tenant's occupancy of the. Premises or Tenant's trade fixtures, equipment, machinery, inventory, merchandise or other personal property located on the Premises and owned by or in the custody of Tenant; provided, however, in the event any such charge or tax becomes appliable to this Lease, Tenant's occupancy of the Premises or Tenant's equipment, Tenant shall be fully responsible for the payment of same and shall pay such amount as promptly as all such taxes or assessments may become due and payable without any delinquency.

     (b) Landlord shall pay, subject to reimbursement from Tenant as provided in the paragraph entitled "Rental" of this Lease, all ad valorem property taxes which are now or hereafter assessed upon the Building and the Premises, except as otherwise expressly provided in this Lease.

     8.     FIRE AND EXTENDED COVERAGE INSURANCE.
            -------------------------------------

     Landlord shall maintain and pay for fire and casualty special form "all risk" insurance, with extended coverage, covering the Building equal to at least eighty percent (80%) of the replacement cost thereof. Tenant shall not do or cause to be done or permit on the Premises or in the Building anything deemed extra hazardous on account of fire and Tenant shall not use the Premises or the Building in any manner which will cause an increase in the premium rate for any insurance in effect on the Building or a part thereof. If, because of anything done, caused to be done, permitted or omitted by Tenant or Tenant's Invitees, the premium rate for any kind of insurance in effect on the Building or any part thereof shall be raised, Tenant shall pay Landlord on demand the amount of any such increase in premium which Landlord shall pay for such insurance and if Landlord shall demand that Tenant remedy the condition which caused any such increase in an insurance premium rate, Tenant shall remedy such condition within five (5) days after receipt of such demand or such reasonable time thereafter as is possible, provided Tenant has commenced such cure and is diligently pursuing the completion of same. Tenant shall maintain and pay for all fire and extended coverage insurance on its contents in the Premises, including trade fixtures, equipment, machinery, merchandise or other personal property belonging to or in the custody of Tenant.

     Notwithstanding anything herein to the contrary, Landlord reserves the right for itself, successors and assigns to self-insure against any risk required hereunder to be insured or otherwise assumed by Landlord so long as any such program of self-insurance affords the same coverage of risks and benefits which would be afforded in the event Landlord procured insurance from a third-party insurer.

     9.     LANDLORD'S COVENANT TO REPAIR AND REPLACE.
            ------------------------------------------

     (a) During the Term, Landlord shall be responsible only for repairs or replacements to the roof, exterior walls (including downspounts and gutters), structural members (including foundation and subflooring of the Premises) and for the central plumbing and electrical systems serving the entire Building up to the respective applicable points of entry of same into the Premises except for repairs or replacements caused by the negligent acts or omissions or misconduct of Tenant or Tenant's Invitees unless such amounts are paid to Landlord pursuant to an insurance policy. Landlord shall maintain such items in compliance with applicable laws, regulations, ordinances and codes or alternatively, any non-compliance shall not materially impair Tenant's use and enjoyment of the Premises or constitute a threat or danger to the health or safety of Tenant or Tenant's Invitees. Landlord's repairs and replacements shall be made as soon as reasonably possible using due diligence and reasonable efforts, taking into account in each instance all circumstances surrounding the repair or replacement including without limitation, the materiality of the repair or replacement to Tenants use and operation of its business within the Premises and the relation thereof to the enjoyment of same. If Landlord cannot, using due diligence, complete its repairs within one hundred eighty (180) days after written notice from Tenant, then (unless the need for such repairs or replacements is the result of the negligent acts or omissions or misconduct of Tenant or Tenant's Invitees, in which event Tenant shall not be entitled to terminate this Lease) either party may terminate this Lease effective upon thirty (30) days' prior written notice, without prejudice to Landlord's rights to receive payment from Tenant for uninsured damages caused directly or indirectly by Tenant or Tenant's Invitees. If the need for such repairs or replacements is the result of the negligent acts or omissions or misconduct of Tenant or Tenant's Invitees, and the expense of such repairs or replacements are not fully covered and paid by Landlord's insurance, then Tenant shall pay Landlord the full amount of expenses not covered. Landlord's duty to repair or replace as prescribed in this paragraph shall be Tenant's sole remedy and shall be in lieu of all other warranties or guaranties of Landlord, express or implied; provided, however, in the event Landlord fails to fulfill its obligations under this Paragraph 9(a) with respect to a leak in the roof of the Premises within thirty (30) days (or such longer period as may be required in the exercise of due diligence) following receipt of written notice of such failure to perform from Tenant, Tenant shall be entitled to hire a contractor reasonably acceptable to Landlord to make the necessary repair or replacement to the roof of the Premises, provided such activities shall not in any way void or negatively impact Landlord's warranty on the roof of the Premises or the Building, and thereafter, to the extent not reimbursed to Tenant within fifteen (15) days after demand therefor, Tenant may pursue an action against Landlord for collection of the actual costs of such repair or replacement to the extent same is an obligation of Landlord hereunder.

     (b) Landlord shall not be liable for any failure to make any repairs or to perform any maintenance required of Landlord hereunder unless such failure shall persist for an unreasonable period of time after written notice from Tenant setting forth the need for such repair(s) or replacement(s) in reasonable detail has been received by Landlord. Except as set forth in the paragraph of this Lease, entitled "Damage or Destruction of Premises", there shall be no abatement of rent. Except to the extent of the negligent acts or omissions or misconduct of Landlord or Landlords Invitees, there shall be no liability of Landlord by reason of any injury to or interference with Tenant's business arising from the making of any repairs, replacements, alterations or improvements to any portion of the Building or the Premises, or to fixtures, appurtenances and equipment therein. To the extent permitted under applicable law, Tenant waives the right to make repairs at Landlord's expense under any law, statute or ordinance now or hereafter in effect.

     10.    TENANT'S COVENANT TO REPAIR.
            ----------------------------

     Tenant shall be responsible for the repair, replacement and maintenance in good order and condition of all parts and components of the Premises (other than those specified for repair, replacement and maintenance by Landlord above), including without limitation the plumbing, wiring, electrical systems, HVAC system, glass and plate glass, equipment and machinery constituting fixtures, unless such repairs or replacements are required as a result of the negligence, misconduct or intentional acts or omissions of Landlord, its agent(s), employee(s) or invitee(s) in which event Landlord shall be responsible for such repairs. At the end of the Term, Tenant shall return the Premises to Landlord in as good condition as they were when received, excepting only normal wear and tear, acts of God, repairs required to be made by Landlord hereunder and damage by fire and other casualty and condemnation (but only to the extent any casualty proceeds applicable to the Tenant Improvements are paid over to Landlord). Tenant's duty to maintain the HVAC system shall specifically include the duty to enter into and maintain at Tenant's sole expense during the entire term of this Lease a contract for the routine and periodic maintenance and regular inspection of such HVAC system, the replacement of filters as recommended and the performance of other recommended periodic servicing in accordance with applicable manufacturer's standards and recommendations. Such contract: (a) shall be with a reputable contractor reasonably satisfactory to

Landlord; (b) shall satisfy the requirements for routine and periodic maintenance, if any, necessary to keep all applicable manufacturer's warranties in full force and effect; and (c) shall provide that in the event this Lease expires or is earlier terminated for any reason whatsoever that said contract shall be immediately terminable by Landlord or Tenant without any cost, expense or other liability on the part of Landlord.

     11.    TRADE FIXTURES AND EQUIPMENT.
            -----------------------------

     Prior to installation, Tenant shall furnish to Landlord notice of all trade fixtures and equipment of a permanent nature which it intends to install within the Premises and the installation of same shall be subject to Landlord's consent which shall not be unreasonably withheld, condition or delayed. Any trade fixtures and equipment installed in the Premises at Tenant's expense and identified by Tenant in notice to Landlord shall remain Tenant's personal property and Tenant shall have the right at any time during the Term to remove such trade fixtures and equipment. Upon removal of any trade fixtures or equipment, Tenant shall immediately restore the Premises to substantially the same condition in which it existed when received by Tenant, ordinary wear and tear, condemnation damage by fire and other casualty and acts of God alone excepted. Any trade fixtures not removed by Tenant at the expiration or an earlier termination of the Lease shall, at Landlord's sole election, either (i) become the property of Landlord, in which event Landlord shall be entitled to handle and dispose of same in any manner Landlord deems fit without any liability or obligation to Tenant or any other third party with respect thereto, or (ii) be subject to Landlord's removing such property from the Premises and storing same, all at Tenant's expense and without any recourse against Landlord with respect thereto. Without limiting the generality of the foregoing, the following property shall in no event be deemed to be "trade fixtures" and Tenant shall not remove any such property from the Premises under any circumstances, regardless of whether installed by Landlord or Tenant: (a) any air conditioning, air ventilating or heating fixtures or equipment; (b) any lighting fixtures or equipment; (c) any carpeting or other permanent floor coverings; (d) any paneling-or other wall coverings; (e) plumbing fixtures and equipment; or (f) permanent shelving. Landlord hereby waives any lien interests which it may have in Tenant's personal property; provided, however, and notwithstanding anything contained herein to the contrary, in no event may Tenant encumber or otherwise impair Landlord's title to the Premises, the Building or the Building's common areas through the financing of any personal property within the Premises or any other activities.

     12.    UTILITIES.
            ----------

     Tenant shall pay for all utilities or services related to its use of the Premises including without limitation electricity, gas, heat, water, sewer, telephone and janitorial services. To the extent that water and/or sewer usage are not separately metered for the Premises, Tenant shall pay its proportionate share of the applicable charges therefor, with such proportionate share being as defined in subparagraph 3(c), and the manner for payment thereof shall be as set forth in subparagraph 3(f). Landlord shall not be responsible for the stoppage or interruption of utilities services other than as required by its limited covenant to repair and replace set forth above, nor shall Landlord be liable for any damages caused by or from the plumbing and sewer systems.

     13.    DAMAGE OR DESTRUCTION OF PREMISES.
            ----------------------------------

     If the Premises are damaged by fire or other casualty, but are not rendered untenantable for Tenant's business, either in whole or in part, Landlord shall cause such damage to be repaired without unreasonable delay and the Annual Rental shall not abate. If by reason of such casualty the Premises are rendered untenantable for Tenant's business, either in whole or in part, Landlord shall cause the damage to be repaired or replaced without unreasonable delay, and, in the interim, the Annual Rental shall be proportionately reduced as to such portion of the Premises as is rendered untenantable. Any such abatement of rent shall not, however, create an extension of the Term. Provided, however, if by reason of
                                          ------------------
such casualty, the Premises are rendered untenantable in some material portion, and Landlord, in its reasonable estimation, determines that the amount of time required to repair the damage using due diligence is in excess of two hundred ten (210) days, then either party shall have the right to terminate this Lease by giving written notice of termination within thirty (30) days after the date of casualty, and the Annual Rental shall abate as of the date of such casualty in proportion to the part of the Premises rendered untenantable. Notwithstanding the foregoing, in the event the casualty giving rise to an election to terminate is caused by the negligence, misconduct or acts or omissions of Tenant or Tenant's Invitees, Tenant shall have no right to terminate this Lease. Notwithstanding the other provisions of this paragraph, in the event there should be a casualty loss to the Premises to the extent of fifty percent (50%) or more of the replacement value of the Premises or if the Premises is rendered untenantable for the conduct of Tenant's business operations during the last Lease Year of the Term or any extended term, as determined by Landlord in the exercise of its reasonable discretion, either party may, at its option, terminate this Lease by giving written notice within thirty (30) days after the date of the casualty and the Annual Rental shall abate as of the date of such notice. Except as provided herein, Landlord shall have no obligation to rebuild or repair in case of fire or other casualty, and no termination under this paragraph shall affect any rights of Landlord or Tenant hereunder because of prior defaults of the other party. Tenant shall give Landlord immediate notice of any fire or other casualty in the Premises.

     14.    GOVERNMENTAL ORDERS.
            --------------------

     Except as hereinbelow set forth regarding compliance of the physical structure of the Premises with applicable governmental regulations including without limitation, compliance with the applicable requirements of the Americans with Disabilities Act and the implementing regulations (the "ADA") as of the Commencement Date, Tenant agrees, at its own expense, to comply promptly with all requirements of any legally constituted public authority that may be in effect from time to time made necessary by reason of Tenant's use or occupancy of the Premises. Landlord agrees to comply promptly with any such requirements if not made necessary by reason of Tenant's use or occupancy. With regard to the physical structure of the Premises, Landlord agrees to use good faith and due diligence to undertake those actions that are "readily achievable" (as such term is defined in the ADA) in order to attempt to bring the physical structure of the Premises in compliance with the applicable requirements of the ADA in effect as of the Commencement Date. If it is determined that for any reason Landlord shall have failed to cause the physical structure of the Premises to be brought into compliance with the ADA as of the Commencement Date (to at least the minimum extent required under applicable regulations then in effect), then Landlord, as its sole obligation, will take the action(s) necessary to cause the physical structure of the Premises to so comply, and Tenant acknowledges and agrees that Landlord has and shall have no other obligation or liability whatsoever to Tenant, or to anyone claiming by or through Tenant, regarding any failure of the Premises or the activities therein to comply with the applicable
                                                                 ---
requirements of the ADA. Landlord and Tenant agree, however, that if in order to comply with any of the above requirements, the cost to Landlord or Tenant, as the case may be, shall exceed a sum equal to one (1) year's rent, then the party who is obligated to comply with such requirements is privileged to terminate this Lease by giving written notice of termination to the other party, which termination shall become effective sixty (60) days after receipt of such notice, and which notice shall eliminate the necessity of compliance with such requirement by the party giving such notice, unless the party receiving such notice of termination shall, before termination becomes effective, pay to the party giving notice all costs of compliance in excess of one (1) year's rent, or secure payment of said sum in a manner satisfactory to the party giving notice. Notwithstanding anything contained herein to the contrary, it is agreed that:
(a) Tenant is exclusively responsible for all compliance with all requirements of any legally constituted public authority in the event non-compliance relates to Tenant's use of, or operations from, the Premises and (b) in the event of non-compliance for which Landlord is responsible, Landlord shall not be deemed in breach of this Lease if such non-compliance does not materially impair Tenant's use of the Premises or threaten or endanger the health or safety of Tenant or Tenant's Invitees.


     15.    MUTUAL WAIVER OF SUBROGATION.
            -----------------------------

     For the purpose of waiver of subrogation, the parties mutually release and waive unto the other all rights to claim damages, costs or expenses for any injury to property caused by a casualty or any other matter whatsoever in, on or about the Premises to the extent that such damage, cost or expense has been paid to such damaged party under the terms of any policy of insurance. All insurance policies carried with respect to this Lease, if permitted under applicable law, shall contain a provision whereby the insurer waives, prior to loss, all rights of subrogation against either Landlord or Tenant.

     16.    SIGNS AND ADVERTISING.
            ----------------------

     (a) Tenant may install, in Tenant's sole discretion and at Tenant's sole cost and expense, a tenant identification sign in accordance with Building standards, such sign to be located at or near the Tenant's front entrance to the Premises within the Building; provided, however, Tenant shall install, at a minimum, the suite numerals of the Premises in accordance with Building standards at or near the front entrance to the Premises within the Building. The Tenant Improvement Allowance shall be reduced by an amount equal to any costs incurred by Landlord in preparing or installing Tenant identification signage or graphics on or within the Building or the Premises.

     (b) In order to provide architectural control for the Building and Business Park, Tenant shall not install any exterior signs, marquees, billboards, outside lighting fixtures and/or other decorations on the Premises. Landlord shall have the right to remove any such sign or other decoration and restore fully the Premises at the cost and expense of Tenant if any such exterior work is done without Landlord's prior written approval, which approval Landlord shall be entitled to withhold or deny in its sole discretion. Tenant shall not permit, allow or cause to be used in, on or about the Premises any sound production devices, mechanical or moving display devices, bright lights, or other advertising media, the effect of which would be visible or audible from the exterior of the Premises.

     17.    INDEMNIFICATION AND LIABILITY INSURANCE.
            ----------------------------------------

     (a) Except to the extent of the negligent acts or omissions or misconduct of Landlord or Landlord's Invitees, Tenant shall indemnify and save Landlord harmless against any and all claims, suits, demands, actions, fines, damages, and liabilities, and all costs and expenses thereof (including without limitation reasonable attorneys' fees) arising out of injury to persons (including death) or tangible property occurring in, on or about, or arising out of the Premises or other areas in the Building if caused or occasioned wholly or in part by any act(s) or omission(s) of Tenant or Tenant's Invitees, except if caused by any act(s) or omission(s) on the part of Landlord. The non-prevailing party shall also pay all costs, expenses and reasonable attorneys' fees that may be incurred by the prevailing party in enforcing the agreements of this Lease, whether incurred as a result of litigation or otherwise. Tenant shall give Landlord immediate notice of any such happening causing injury to persons or tangible property.

     (b) At all times during the term of this Lease, Tenant shall at its own expense keep in force adequate public liability insurance under the terms of a commercial general liability policy (occurrence coverage) in the amount of not less than Two Million and No/100 Dollars ($2,000,000.00) single limit with such company(ies) as shall from time to time be reasonably acceptable to Landlord (and to any lender having a mortgage interest in the Premises) and naming Landlord and Landlord's agent as an additional insured (and, if requested by Landlord from time to time, naming Landlord's mortgagee as an additional insured). Such insurance shall include, without limitation, personal injury and contractual liability coverage for the performance by Tenant of the indemnity agreements set forth in this Lease. Tenant shall first furnish to Landlord certificates of insurance evidencing the required coverage prior to the Commencement Date and thereafter prior to each policy renewal date. All policies required of Tenant hereunder shall contain a provision whereby the insurer is not allowed to cancel or change materially the coverage without first giving thirty (30) days' written notice to Landlord.

     (c) Landlord shall keep in force during the Term insurance in such amounts and coverages as Landlord deems appropriate or is otherwise required of Landlord by a third party such as its lender.

     18.    LANDLORD'S RIGHT OF ENTRY.
            --------------------------

Landlord, and those persons authorized by it, shall have the right to enter the Premises at all reasonable times and upon reasonable notice for the purposes of making repairs, making connections, installing utilities, providing services to the Premises or for any other tenant, making inspections or showing the same to prospective purchasers and/or lenders (at any time during the Term hereof), or prospective tenants (during the last nine (9) months of the Term) as well as at any time in the event of emergency involving possible injury to property or persons in or around the Premises or the Building.

     19.    EMINENT DOMAIN.
            ---------------

     If any substantial portion of the Premises is taken under the power of eminent domain (including any conveyance made in lieu thereof) or if such taking shall materially impair the normal operation of Tenant's business, then either party shall have the right to terminate this Lease by giving written notice of such termination within thirty (30) days after such taking. If neither party elects to terminate this Lease, Landlord shall repair and restore the Premises to the best possible tenantable condition and the Annual Rental shall be proportionately and equitably reduced as of the date of the taking. All compensation awarded for any taking (or the proceeds of a private sale in lieu thereof) shall be* the property of Landlord whether such award is for compensation for damages to the Landlord's or Tenant's interest in the Premises, and Tenant hereby assigns all of its interest in any such award to Landlord; provided, however, Landlord shall not have any interest in any separate award made to Tenant for loss of business, moving expense or the taking of Tenant's trade fixtures or equipment if a separate award for such items is made to Tenant and if such separate award does not reduce the award to Landlord.

     20.    EVENTS OF DEFAULT AND REMEDIES.
            -------------------------------

     (a) Upon the occurrence of any one or more of the following events (the "Events of Default," any one an "Event of Default"), the party not in default shall have the right to exercise any rights or remedies available in this Lease, at law or in equity. Events of Default shall be:

          (i) Tenant's failure to pay any Annual Rental payable hereunder within five (5) days after same becomes due; provided, however, Tenant shall be entitled to written notice and a five (5) day cure period with respect to its failure to pay any Annual Rent once during each Lease Year;

          (ii) Tenant's failure to pay any other sum of money payable hereunder within ten (10) days after written notice thereof from Landlord of a deficiency in such payment;

          (iii) Failure by either party to perform any other of the terms, covenants or conditions contained in this Lease if not remedied within thirty
(30) days after receipt of written notice thereof, or if such default cannot be remedied within such period, such party does not within thirty (30) days after written notice thereof commence such act or acts as shall be necessary to remedy the default and shall not thereafter diligently prosecute such cure and complete such act or acts within ninety (90) days after written notice thereof;

          (iv) Tenant shall become bankrupt or insolvent, or file any debtor proceedings, or file pursuant to any statute a petition in bankruptcy or insolvency or for reorganization, or file a petition for the appointment of a receiver or trustee for all or substantially all of Tenant's assets and such petition or appointment shall not have been set aside within sixty (60) days from the date of such petition or appointment, or if Tenant makes an assignment for the benefit of creditors, or petitions for or enters into an arrangement; or

          (v) Tenant allows its leasehold estate to be taken under any writ of execution and such writ is not vacated or set aside within thirty (30) days.

     (b) In addition to its other remedies, Landlord, upon an Event of Default by Tenant, shall have the immediate right, after any applicable grace period expressed herein, to terminate and cancel this Lease and/or terminate Tenant's right of possession, and, in accordance with applicable laws, to reenter and remove all persons and proper-ties from the Premises and dispose of such property as it deems fit, all without being guilty of trespass or being liable for any damages caused thereby. If Landlord reenters the Premises, it may either terminate this Lease or, from time to time without terminating this Lease, terminate Tenant's right of possession and make such alterations and repairs as may be necessary or appropriate to relet the Premises and relet the Premises upon such commercially reasonable terms and conditions as Landlord deems advisable without any responsibility on Landlord whatsoever to account to Tenant for any surplus rents collected. No retaking of possession of the Premises by Landlord shall be deemed as an election to terminate this Lease unless a written notice of such intention is given by Landlord to Tenant at the time of reentry; but, notwithstanding any such reentry or reletting without termination, Landlord may at any time thereafter elect to terminate for such previous default. In the event of an elected termination by Landlord, whether before or after reentry, Landlord may recover from Tenant damages, including the costs of recovering the Premises and any costs incurred in reletting the Premises, and Tenant shall remain liable to Landlord for the total Annual Rental (which may at Landlord's election be accelerated to be due and payable in full as of the Event of Default and recoverable as damages in a lump sum) as would have been payable by Tenant hereunder for the remainder of the term less the rentals actually received from any reletting or, at Landlord's election, less the reasonable rental value of the Premises for the remainder of the term. In determining the Annual Rental which would be payable by Tenant subsequent to default, the Annual Rental for each Lease Year of the unexpired term shall be equal to the Annual Rental payable by Tenant for the last Lease Year prior to the default. If any rent owing under this Lease is collected by or through an attorney, Tenant agrees to pay Landlord's reasonable attorneys' fees to the extent allowed by applicable law. Landlord shall be required to reasonably mitigate its damages.

     21.    SUBORDINATION.
            --------------

     This Lease is subject and subordinate to any and all mortgages or deeds of trust currently existing on the property of which the Premises is a part, and this clause shall be self-operative without any further instrument necessary to effect such subordination; however, if requested by Landlord, Tenant shall promptly execute and deliver to Landlord any such certificate(s) in a commercially reasonable form as Landlord may reasonably request evidencing the subordination of this Lease to or the assignment of this Lease as additional security for such mortgages or deeds of trust; provided, further, upon Tenant's request, Landlord shall use reasonable efforts to obtain a non-disturbance agreement in a commercially reasonable form from any such mortgagee, trustee or beneficiary currently having an interest in all or any portion of the Premises. Subject to the condition precedent that Landlord provide Tenant with a nondisturbance agreement in a commercially reasonable form in favor of Tenant from any mortgagee, trustee or beneficiary, this Lease shall be subject and subordinate to any mortgage or deed of trust which may hereafter encumber the property of which the Premises is a part. Tenant's obligations under this Lease shall continue in full force and effect notwithstanding any such default proceedings under a mortgage or deed of trust and shall attorn to the mortgagee, trustee or beneficiary of such mortgage or deed of trust, and their successors or assigns, and to the transferee under any foreclosure or default proceedings and subject to the terms of the nondisturbance agreement, the mortgagee, trustee or beneficiary or their successors or assigns shall be bound by all of the obligations of Landlord under this Lease which accrue after such foreclosure or default proceeding. Tenant will, upon request by Landlord, execute and deliver to Landlord or to any other person designated by Landlord, any instrument or instruments in a commercially reasonable form required to give effect to the provisions of this paragraph.


     22.    ASSIGNING AND SUBLETTING.
            -------------------------

     Tenant shall not assign, sublet, mortgage, pledge or encumber this Lease, the Premises, or any interest in the whole or in any portion thereof, directly or indirectly, without the prior written consent of Landlord, which consent shall not be unreasonably withheld, conditioned or delayed. In the event of any assignment, sublease, mortgage, pledge or encumbrance, Tenant shall: (i) remain primarily liable for the performance of all terms of this Lease, (ii) pay all reasonable costs, including without limitation, attorney's fees, incurred by Landlord in connection with such assignment, sublease or mortgage, and (iii) pay to Landlord fifty percent (50%) of any rental or any fees or charges received by Tenant (less the actual, reasonable expenses incurred by Tenant in connection with such reletting as evidenced by written receipts thereof) in excess of the Annual Rental payable to Landlord hereunder as further rental under this Lease. Landlord's consent to one assignment or sublease will not waive the requirement of its consent to any subsequent assignment or sublease as required herein. Upon notice to Landlord of a proposed sublease or assignment of all or any portion of the Premises for the balance of the Term (the "Proposed Space"), Landlord shall have the option within fifteen (15) days after its receipt of such notice, to terminate this Lease with respect to the Proposed Space, whereupon the parties hereto shall have no further rights or liabilities with respect to the Proposed Space except as otherwise expressly set forth herein. Tenant may assign or sublet all or any portion of the Premises upon ten (10) days advance written notice to Landlord (but without Landlord's consent), to an entity controlled by Tenant or which controls Tenant or in connection with a merger, consolidation, corporate reorganization, or a sale of all or substantially all of its assets, provided that the new controlling entity has a consolidated net worth greater than or equal to Tenant's consolidated net worth at the time of the proposed transfer.

     In the event of a proposed assignment of this Lease or subletting of all or a part of the Premises, Tenant shall submit to Landlord, in writing, (i) the name of the proposed assignee or sublessee, (ii) current financial statements, if any, available to Tenant disclosing the financial condition of the proposed assignee or subtenant,

(iii) the nature of the business of the proposed assignee or sublessee, and its proposed use of the Premises (any assignment or subletting being subject to restrictions on use contained in this Lease, the violation of which by the proposed assignee or sublessee shall constitute absolute grounds for Landlord's denial of the requested assignment or subletting, such grounds not being the exclusive grounds for denial under clause (iii)) and (iv) the proposed commencement date of the assignment or subletting, together with a copy of the proposed assignment or sublease. Within fifteen (15) days after its receipt of such notice, Landlord shall either approve or disapprove such proposed assignment or sublease in writing or give Tenant notice of its election to terminate this Lease with respect to the Proposed Space (as hereinabove described).

     Notwithstanding anything in this Lease to the contrary, Tenant further agrees that any assignment or sublease shall be subject to the following additional limitations: (i) in no event may Tenant assign this Lease or sublet all or any portion of the Premises to an existing Tenant of the Business Park or its subtenant or assignee (unless Landlord consents to such assignment or sublease); (ii) in no event shall the proposed subtenant or assignee be a person or entity with whom Landlord or its agent is negotiating and to or from whom Landlord, or its agent, has given or received any written or oral proposal within the past six (6) months regarding a lease of space in the Business Park; and (iii) Tenant shall not publicly advertise the rate for which Tenant is willing to sublet the Premises; and all public advertisements of the assignment of the Lease or sublet of the Premises, or any portion thereof, shall be subject to prior written approval by Landlord, such approval not to be unreasonably withheld or delayed. Said public advertisement shall include, but not be limited to, the placement or display of any signs or lettering on the exterior of the Premises or on the glass or any window or door of the Premises or in the interior of the Premises if it is visible from the exterior.

     23.    TRANSFER OF LANDLORD'S INTEREST.
            --------------------------------

     If Landlord shall sell, assign or transfer all or any part of its interest in the Premises or in this Lease to a successor in interest which expressly assumes the obligations of Landlord hereunder, then Landlord shall thereupon be released or discharged from all covenants and obligations hereunder, and Tenant shall look solely to such successor in interest for performance of all of Landlord's obligations and such successor shall be obligated to perform all of Landlord's obligations under this Lease which accrue after the date of such transfer. Tenant's obligations under this Lease shall in no manner be affected by Landlord's sale, assignment, or transfer of all or any part of such interest(s) of Landlord, and Tenant shall thereafter attorn and look solely to such successor in interest as the Landlord hereunder.

     24.    COVENANT OF QUIET ENJOYMENT.
            ----------------------------

     Landlord represents that it has full right and authority to lease the Premises and Tenant shall peacefully and quietly hold and enjoy the Premises for the full Term hereof, and any extensions or renewals terms, so long as no Event of Default occurs hereunder.

     25.    ESTOPPEL CERTIFICATES.
            ----------------------

     Within twenty (20) days after a request by Landlord, Tenant shall deliver a written estoppel certificate, in form supplied by or acceptable to Landlord, certifying any facts that, to the best of Tenant's knowledge, are then true with respect to this Lease, including without limitation that this Lease is in full force and effect, that no Event of Default exists on the part of Landlord or Tenant, that Tenant is in possession, that Tenant has commenced the payment of rent, and that Tenant claims no defenses or offsets with respect to payment of rentals under this Lease. Likewise, within ten (10) days after a request by Tenant, Landlord shall deliver to Tenant a similar estoppel certificate covering such matters as are reasonably required by Tenant.

     26.    PROTECTION AGAINST LIENS.
            -------------------------

     Tenant shall do all things necessary to prevent the filing of any mechanics', materialmen's or other types of liens whatsoever, against all or any part of the Premises by reason of any claims made by, against, through or under Tenant. If any such lien is filed against the Premises, Tenant shall either cause the same to be discharged of record within thirty (30) days after filing or, if Tenant in its discretion and in good faith determines that such lien should be contested, it shall furnish such security as may be necessary to prevent any foreclosure proceedings against the Premises during the pendency of such contest. If Tenant shall fail to discharge such lien within said time period or fail to furnish such security, then Landlord may at its election, in addition to any other right or remedy available to it, discharge the lien by paying the amount claimed to be due or by procuring the discharge by giving security or in such other manner as may be allowed by law. If Landlord acts to discharge or secure the lien then Tenant shall immediately reimburse Landlord for all sums paid and all costs and expenses (including reasonable attorneys' fees) incurred by Landlord involving such lien together with interest on the total expenses and costs at an interest rate equal to the Prime Rate plus two percent (2%).

     27.    MEMORANDUM OF LEASE.
            --------------------

     If requested by Tenant, Landlord shall execute a recordable Memorandum or Short Form Lease, prepared at Tenant's expense, specifying the exact term of this Lease and such other terms as the parties shall mutually determine.

     28.    FORCE MAJEURE.
            --------------

     In the event Landlord or Tenant shall be delayed, hindered or prevented from the performance of any act required hereunder, by reason of governmental restrictions, scarcity of labor or materials, strikes, fire, or any other reasons beyond its reasonable control, the performance of such act shall be excused for the period of delay, and the period for performance of any such act shall be extended as necessary to complete performance after the delay period. However, the provisions of this paragraph shall in no way be applicable to Tenant's obligations to pay Annual Rental or any other sums, monies, costs, charges or expenses required by this Lease.

     29.    REMEDIES CUMULATIVE -- NONWAIVER.
            ---------------------------------

     Unless otherwise specified in this Lease, no remedy of Landlord or Tenant shall be considered exclusive of any other remedy, but each shall be distinct, separate and cumulative with other available remedies. Each remedy available under this Lease or at law or in equity may be exercised by Landlord or Tenant from time to time as often as the need may arise. No course of dealing between Landlord and Tenant or any delay or omission of Landlord or Tenant in exercising any right arising from the other party's default shall impair such right or be construed to be a waiver of a default.

     30.    HOLDING OVER.
            -------------

     If Tenant remains in possession of the Premises or any part thereof after the expiration of the Term, whether with or without Landlord's acquiescence, Tenant shall be deemed only a tenant at will and there shall be no renewal of this Lease without a written agreement signed by both parties specifying such renewal. The

"monthly" rental payable by Tenant during any such tenancy at will period shall be one hundred fifty percent (150%) of the monthly installments of Minimum Rental and one hundred percent (100%) of the monthly installments of any Additional Rent and other pass-through changes payable during the final Lease Year immediately preceding such expiration. Tenant shall also remain liable for any and all damages, direct and consequential, suffered by Landlord as a result of any holdover without Landlord's unequivocal written acquiescence.

     31.    NOTICES.
            --------

     Any notice allowed or required by this Lease shall be deemed to have been sufficiently served if the same shall be in writing and placed in the United States mail, via certified mail or registered mail, return receipt requested, with proper postage prepaid or delivered by a nationally recognized overnight courier, and addressed as follows:

     AS TO LANDLORD:   Petula Associates, Ltd.
                       Commercial Real Estate Equities
                       711 High Street
                       Des Moines, IA 50392

     Attention:        Bruce K. Bruene

     WITH A COPY TO:   Tri Properties
                       Royal Center Property Manager
                       1009 Slater Road, Suite I 10
                       Durham, NC 27703

     Attention:        David M. Adams

     AS TO TENANT:     Inspire Pharmaceuticals, Inc.
                       4222 Emperor Boulevard, Suite 470
                       Durham, NC 27703

     Attention:        Geoff Grisham

     WITH A COPY TO:   Wyrick, Robbins, Yates & Ponton LLP
                       4101 Lake Boone Trail
                       Raleigh, NC 27607

     Attention:        Jeffrey J. Johnson

     The addresses of Landlord and Tenant and the party, if any, to whose attention a notice or copy of same shall be directed may be changed or added from time to time by either party giving notice to the other in the prescribed manner.

     32.    LEASING COMMISSION.
            -------------------

     Landlord and Tenant represent and warrant each to the other that they have not dealt with any broker(s) or any other person claiming any entitlement to any commission in connection with this transaction except Corporate Realty Advisors (the "Broker"). Landlord and Tenant agree to indemnify and save each other harmless from and against any and all claims, suits, liabilities, costs, judgments and expenses, including reasonable attorneys' fees, for any leasing commissions or other commissions, fees, charges or payments resulting from or arising out of their respective actions in connection with this Lease. Landlord agrees to be responsible for the leasing commission due Broker pursuant to a separate written agreement between Landlord and Broker, and to hold Tenant harmless respecting same.

     33.    MISCELLANEOUS.
            --------------

     (a)    Rules and Regulations.
            ----------------------

     Landlord shall have the right from time to time to prescribe reasonable rules and regulations (the "Rules and Regulations") for Tenant's use of the Premises and the Building. A copy of Landlord's current Rules and Regulations respecting the Premises and the Building is attached hereto as Exhibit "D".
                                                               ------------
Tenant shall abide by and actively enforce on all its employees, agents, invitees and licensees such regulations including without limitation rules governing parking of vehicles in designated areas, provided Tenant has received written copies of such regulations and any amendments or revisions thereto. The Rules and Regulations shall be applied uniformly to all tenants in the Building.

     (b)    Evidence of Authority.
            ----------------------

     If requested by Landlord, Tenant shall furnish reasonable legal documentation evidencing the valid existence and good standing of Tenant and the authority of any parties signing this Lease to act for Tenant.

     (c)    Limitation of Landlord's Liability.
            -----------------------------------

     If Landlord shall fail to perform any covenant, term or condition of this Lease upon Landlord's part to be performed within thirty (30) days after written notice from Tenant (unless such condition is incapable of being cured within said thirty (30) day period, in which event it shall not be deemed a default so long as Landlord is diligently pursuing the completion of same), and, as a consequence of such default, Tenant shall recover a money judgment against Landlord, such judgment shall be satisfied solely out of the proceeds of sale received upon execution of such judgment levied thereon against the right, title and interest of Landlord in the Building as the same may then be encumbered (including without limitation Landlord's interest in the rents and profits arising out of Landlord's interest in the Building); and neither Landlord nor, if Landlord be a partnership, any of the partners comprising Landlord shall have any personal liability for any deficiency. It is understood and agreed that in no event shall Tenant or any person claiming by or through Tenant have the right to levy execution against any property of Landlord other than its interest in the Building as hereinbefore expressly provided.

     (d)    Nature and Extent of Agreement.
            -------------------------------

     This Lease, together with all exhibits hereto, contains the complete agreement of the parties concerning the subject matter, and there are no oral or written understandings, representations, or agreements pertaining thereto which have not been incorporated herein. This Lease creates only the relationship of landlord and tenant between the parties, and nothing herein shall impose upon either party any powers, obligations or restrictions not expressed herein. This Lease shall be construed and governed by the laws of the state in which the Premises are located.

     (e)    Binding Effect.
            ---------------

     This Lease shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, successors and assigns. This Lease shall not be binding on Landlord until executed by a Vice President of Landlord and delivered to Tenant. No amendment or modification to this Lease shall be binding upon Landlord unless same is in writing and executed by a Vice President of Landlord.

     (f)    Captions and Headings.
            ----------------------

     The captions and headings in this Lease are for convenience and reference only, and they shall in no way be held to explain, modify, or construe the meaning of the terms of this Lease.

     (g)    Security Deposit.
            -----------------

     Tenant has paid to Landlord upon signing this Lease Ten Thousand and No/100 Dollars ($10,000.00) (the "Deposit") as security for Tenant's performance of all obligations hereunder. The Deposit may be held by Landlord in such manner as it shall elect and Landlord shall be entitled to any interest which accrues on the Deposit. In the event of a default by Tenant, Landlord may, at its option, apply all or any part of the Deposit to cure the default, and thereupon Tenant shall immediately redeposit with Landlord the amount so applied in order that Landlord will always have the full Deposit on hand during the term of this Lease. Upon the termination of this Lease, provided that Tenant is not in default hereunder, Landlord shall refund to Tenant any of the remaining balance of the Deposit subject to final adjustments for payment of any rental required by this Lease. If the Premises is sold, Landlord shall have the right to transfer the Deposit to the new owner, and upon the new owner's express assumption of the obligations for the Deposit required by this Lease, Landlord shall thereupon be released from all liability for such Deposit, and Tenant thereafter shall look only to the new owner for such Deposit provided that such new owner has provided notice to Tenant of its assumption of such obligations. The terms hereof shall apply to every transfer of the Deposit.

     (h)    Right to Relocate. [Intentionally Deleted]
            ------------------

     (i)    Lease Review.
            -------------

     The submission of this Lease to Tenant for review does not constitute a reservation of or option for the Premises, and this Lease shall become effective as a contract only upon execution and delivery by Landlord and Tenant.

     (j)    Attorney's Fees. If either party places in the hands of an attorney
            ----------------
the enforcement of this Lease or any part thereof, for the collection of any rent due or to become due hereunder, or recovery of the possession of the Premises, or otherwise files suit hereunder, the non-prevailing (or defaulting) party shall pay the other party's reasonable attorneys' fees and court costs.

     (k)    Principal Mutual Approval. This Lease is subject to approval by the
            --------------------------
Principal Mutual Life Insurance Company Investment Committee and the Board of Directors of Petula Associates, Ltd., such approval to be granted or denied within ten (10) days after the full execution of this Lease.

     34.    SEVERABILITY.
            -------------

     If any term or provision of this Lease or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Lease shall be valid and enforced to the fullest extent permitted by law notwithstanding the invalidity of any other term or provision hereof.

     35.    REVIEW OF DOCUMENTS.
            --------------------

     If, following the execution of this Lease, either party hereto requests that the other party execute any document or instrument that is other than (i) a document or instrument the form of which is attached hereto as an exhibit, or
(ii) a document that solely sets forth facts or circumstances that are then
                     ------
existing and reasonably ascertainable by the requested party with respect to the Lease, then the party making such request shall be responsible for paying the reasonable out-of-pocket costs and expenses (within thirty (30) days of such parties receipt of reasonably detailed evidence supporting such expenses), including without limitation, the attorneys fees, incurred by the requested party in connection with the review (and, if applicable, the negotiations) related to such document(s) or instrument(s), regardless of whether such document(s) or instrument(s) is (are) ever executed by the requested party. In the event the requesting party is Tenant, all such costs and expenses incurred by Landlord in connection with its review and negotiation of any such document(s) or instrument(s) shall be deemed to be additional rental due hereunder and shall be payable by Tenant as provided above.

     IN WITNESS WHEREOF, the parties have caused this Lease to be duty executed and sealed pursuant to authority duly given as of the day and year first above written.

                                           "LANDLORD"

                                           PETULA ASSOCIATES, LTD.

ATTEST:



/s/                                        By:/s/ Timothy E. Minton
---------------------                         ---------------------
JOYCE N. HOFFMAN                           TIMOTHY E. MINTON
VICE PRESIDENT AND CORPORATE SECRETARY     VICE PRESIDENT





                                           "TENANT"

                                           INSPIRE PHARMACEUTICALS, INC
ATTEST:



____________________                       By: /s/ David J. Drutz
                                              --------------------------

__________Secretary                        David J. Drutz    President
                                           -----------------


[CORPORATE SEAL]

STATE OF IOWA
         ----

COUNTY OF POLK
          ----

     This 30/TH/ day of        DECEMBER         1997, personally came before me
          ------       -------------------------
TIMOTHY E. MINTON   , who, being by me duly sworn, says that he is____________
--------------------
President Petula Associates, Ltd., an Iowa corporation, and that said writing was signed by him, in behalf of said corporation by its authority duly given, and acknowledged the said writing to be the act and deed of said corporation.


                                                       /s/ Rachel J. Mischke
                                                     ---------------------------

[NOTARIAL SEAL]                                              Notary Public

My Commission expires:
     RACHEL J. MISCHKE
     MY COMMISION EXPIRES
     MAY, 19, 2000



STATE OF  NORTH CAROLINA
          --------------
COUNTY OF DURHAM
          ------


     This 5/TH/day of         DECEMBER       , 1997, personally came before me
          ----       ------------------------

David J. Drutz, M.D., who, being by me duly sworn, says that he is_____________
---------------------
President of Inspire Pharmaceuticals, Inc., a      DELAWARE    corporation, and
                                              -----------------
that said writing was signed by him, in behalf of said corporation, by its authority duly given, and acknowledged the said writing to be the act and deed of said corporation.


                                              /s/ Jean W. Lutes
                                            ----------------------

                                                  Notary Public

[NOTARIAL SEAL]


My Commission expires:

AUG. 5, 2001
------------

                              [MAP APPEARS HERE]

                          [FLOORPLAN APPEARS HERE]

                                  EXHIBIT "C"
                                  -----------


                                  FINAL PLANS



                   [To be attached upon approval by Landlord]

                                  EXHIBIT "D"
                                  -----------

                             RULES AND REGULATIONS

     The following rules and regulations have been adopted by the Landlord for the care, protection and benefit of the Building and for the general comfort and welfare of the tenants.
These Rules and Regulations shall remain in full force and effect until Tenant is notified in writing by Landlord of any changes and amendments. To the extent any of the Rules and Regulations set forth herein are inconsistent with the provisions of the Lease, the terms and conditions of the Lease shall prevail.

     1. The sidewalks, entrances, halls, passages, elevators and stairways shall not be obstructed or used by Tenant for any other purpose than for ingress and egress. All loading and unloading of goods, furniture, fixtures, equipment and supplies shall be done only in areas and through entrances designated for such purposes.

     2. Toilet rooms and other plumbing facilities shall not be used for any purpose other than those for which they are constructed and no foreign substance of any kind shall be disposed of therein. All repairs required due to breakage, stoppage or damage resulting from a violation of this provision shall be at Tenant's sole expense.

     3. Tenant shall not do anything in the Premises, or bring or keep anything therein, which shall in any way conflict with any law, ordinance, rule or regulation affecting the occupancy and use of the Premises, which are or may hereafter be enacted or promulgated by any public authority or by the Board of Fire Underwriters.

     4. Tenant shall at all times maintain an adequate number of suitable fire extinguishers on the Premises for use in case of local fires, including electrical fires.

     5. Tenant shall keep the Premises heated at a temperature sufficiently high to prevent freezing of water in pipes and fixtures.

     6. Trucks shall not be allowed to remain overnight in the common area whether loaded, unloaded or otherwise, without Landlord's prior written consent.

     7. All garbage and refuse shall be placed for collection in containers specified by Landlord outside the Premises or Building. Tenant shall pay the cost of removal of any of Tenant's refuse or rubbish.

     8. Tenant shall, at Tenant's expense, provide for regular pest extermination within the Premises, as necessary, and shall provide Landlord with a copy of such extermination contract.

     9. In order to insure proper use and care of the Premises, neither the Tenant nor agent nor employee of Tenant shall:

     (a) Allow any furniture, packages or articles of any kind to remain in corridors except for short periods incidental to moving same in or out of Building or to cleaning or rearranging occupancy of leased space.

     (b) Mark or defile elevators, toilet rooms, walls, windows, doors or any part of the of the Building.

     (c)  Except for "seeing-eye" dogs, keep animals or birds on the Premises.

     (d) Deposit waste paper, dirt or other substances in corridors, stairways, elevators, toilets, restrooms, or any other part of the Building not leased by Tenant.

     (e) Except for pictures, wall hangings and other customary decorations and items which would not cause permanent damage to the structural elements of the Building, fasten any article, drill holes, drive nails or screws into walls, floors, doors, or partitions or otherwise mar or deface them by paint, papers or otherwise, without Landlord's prior written consent.

     (f) Operate any machinery within the Building except customary warehouse, training and office equipment, such as computers, dictaphones, calculators, electric typewriters, televisions, video cassette recorders and the like. Special equipment or machinery used in the trade or profession of the Tenant may be operated only with Landlord's prior written consent.

     (g) Leave Premises unoccupied without locking all exterior doors and turning off all water outlets.

          (h) Burn any trash, refuse, debris or garbage of any kind in or about the Premises or Building.

     (i) Attach awnings, air-conditioning units or other fixtures to the outside walls or window sills, or otherwise affix such so as to project from the Premises or Building without Landlord's prior written consent.

     (j) Except for Tenant's installation of a key card security system, install additional locks or bolts of any kind on any doors or windows of the Premises without Landlord's prior written consent. On the termination of Tenant's tenancy, Tenant shall deliver to Landlord all keys to the Premises, either furnished to or otherwise procured by Tenant.

     (k) Install or operate any engine, boiler, machinery, or stove, or use oil or any burning fluid (other than gas) for heating, warming or lighting, or use any lighting other than incandescent or fluorescent electric lights, on the Premises without Landlord's prior written consent. All stoves permitted in the Premises shall be placed and installed according to city ordinances. No articles deemed extra hazardous on account of fire, and no explosives, shall be brought into the Premises.

     (1) Use loudspeakers, televisions, radios or other devices in such a manner as to be heard outside the Premises, or make, or permit to be made, any unseeming or disturbing noises, nuisance or other activity objectionable to other tenants.

     (m) Use the Premises for the purpose of lodging or sleeping rooms, or for any illegal purposes.

     (n) Install any aerial, antenna, satellite dish or other equipment or structure on the roof or exterior walls of the Premises, or on the grounds without, in each instance, the prior written consent of Landlord. Any installation so made without such prior written consent shall be subject to removal without notice at any time, at Tenant's expense.

     10. Landlord shall have the right to prohibit any advertising by Tenant which, in its opinion, shall damage the reputation of the Building or its desirability, and upon written notice from Landlord, Tenant shall discontinue any such advertising.

     11. Except for deliveries in the ordinary course of Tenant's business, Landlord reserves the right to designate the time when and method whereby freight, furniture, safes, goods, merchandise and other articles may be brought into, moved or taken from the Building and the Premises leased by Tenant; and workmen employed, designated or approved by Landlord must be employed by Tenants for repairs, painting, material moving and other similar work that may be done on the Premises.

     12. Tenant will reimburse Landlord for the cost of repairing any damage to the Premises or other parts of the Building caused by Tenant or the agents or employees of Tenant, including replacing any glass broken.

     13. Tenant shall not install in the Premises any metal safes or permit any concentration of excessive weight in any portion thereof without first having obtained the written permission of Landlord.

     14. Landlord reserves the right at all times to exclude newsboys, loiterers, vendors, solicitors and peddlers, from the Building or common area and to require registration, satisfactory identification and credentials from all person seeking access to any part of the Building or common area outside of ordinary business hours. Ordinary business hours shall mean Monday through Friday, 8:00 a.m. to 6:00 p.m., except on legal holidays. Landlord shall exercise its best judgment in the execution of such control but shall not be held liable for the granting or refusal of such access. Landlord reserves the right to exclude the general public from the building after ordinary business hours and on weekends and holidays.


     15. The attaching of wires to the outside of the Building is absolutely prohibited, and no wires shall be run or installed in any part of the Building without the Landlord's permission and direction.

     16. Requests for services of janitors or other Building employees must be made to the Landlord. Agents or employees of Landlord shall not perform any work or do anything outside of their regular duties unless under special instructions from Landlord.

     17. Signs or any other Tenant identification shall be in accordance with building standard signage. No signs of any nature shall be placed in the windows so as to be visible from the exterior of the Building. All signs not approved in writing by Landlord shall be subject to removal without notice.

     18. Except as otherwise set forth in the Lease, any improvements or alterations to the Premises by Tenant shall be approved in advance by Landlord and all such work, if approved, shall be done at Tenant's sole expense under the supervision of Landlord.

     19. Tenant shall have a non-exclusive right to use of all driveways and parking areas designated for Tenant and Tenant's employees, if deemed necessary by Landlord.

     20. If additional drapes or window decorations are desired by Tenant, they shall be approved by Landlord and installed at Tenant's expense under the direction of Landlord. Lining on drapes visible from the exterior shall be of a color approved by Landlord.

     21. The possession of weapons, including concealed handguns, is strictly forbidden on the Premises and Building.

     22. Tenant shall not use nor permit the use of the common area by its employees, agents or invitees for the purpose of displaying or selling personal property, automobiles, equipment, furniture, fixtures, merchandise or any other item whether owned by Tenant or its employees, agents or invitees.

     23. So long as such rescissions or amendments do not materially interfere with Tenant's standard business operations within the Premises, Landlord reserves the right to rescind, amend, alter or waive any of the foregoing rules and regulations at any time in a reasonable and nondiscriminatory manner, or make such other reasonable and non-discriminatory rules and regulations as, in its sole judgment it deems necessary, desirable or proper for its best interest and for the best interests of the tenants, or as may from time to time be necessary for the safety, care and cleanliness of the Premises, the Building or adjacent areas, and for the preservation of good order therein. Any such rescission, amendment, alteration or waiver of any rules or regulations or creation of any such new rules or regulations shall be effective five (5) days after all tenants have been given written notice thereof. Landlord shall not be responsible to any tenant for the non-observance or violation by any other tenant of any of these rules and regulations at any time.

                                  EXHIBIT "E"
                                  -----------

                               OPTION TO EXTEND

     1.   Notice and Exercise. Provided no Event of Default has occurred and is
          --------------------
     continuing under this Lease, Tenant is hereby granted the option to extend the Term once for an additional period of five (5) years (the "Renewal Term") commencing upon the expiration of the initial Term on the same terms and conditions (except as provided in this Section) as contained in the other provisions of this Lease. This option shall be exercised only by delivery of written notice (the "Renewal Notice") to Landlord no later than nine (9) months prior to the scheduled Expiration Date referred to in Paragraph 2 of this Lease. The Minimum Rental for the Premises shall be the then fair market rental ("Market Rate") applicable to the Premises. Upon Landlord's receipt of Tenant's election to extend the Term as herein provided, Landlord shall notify Tenant in writing of Landlord's determination of the Market Rate for the Renewal Term. If Tenant disagrees with the Market Rate specified by Landlord for the Renewal Term, and Landlord and Tenant cannot, using good faith reasonable efforts, agree upon a mutually acceptable Market Rate for the Renewal Term, Tenant may, as Tenant's sole right and remedy, revoke its election to extend the Term by so notifying Landlord in writing within thirty (30) days following Landlord's receipt of the Renewal Notice (the "Tenant Review Period"). In the event Landlord and Tenant cannot agree upon a mutually acceptable Market Rate for the Extension Term and Tenant fails to revoke its election to extend the Term prior to the expiration of the Tenant Review Period, the Market Rate for the Renewal Term shall be determined in accordance with
     Section 2 hereunder and such determination shall be final and binding upon both Landlord and Tenant. Notwithstanding anything contained herein to the contrary, upon the expiration of the Tenant Review Period, Tenant shall have no right to rescind or otherwise revoke its election to extend the Term. Tenant's occupancy of the Premises during any renewal period shall be subject to all other terms and conditions of this Lease, expressly including without limitation, the obligation to pay Tenant's proportionate share of the taxes, insurance premiums and common area maintenance costs; provided, however, Landlord shall have no obligation to provide any upfitting allowance for the Renewal Term and Tenant agrees to continue leasing the Premises in its "as-is" condition.

     2.  Determination of Market Rate. For purposes of this Exhibit "E", the
         -----------------------------                      ------------
     term "Market Rate" shall mean the annual amount per rentable square foot that comparable landlords of comparable buildings have accepted in then-current transactions between non-affiliated parties from new, non-expansion, non-renewal (unless the lease involved a procedure invoked by landlord and tenant for a 100% determination of "fair market rental") and non-equity tenants of comparable credit-worthiness, for comparable space, for a comparable use, for a comparable period of time ("Comparable Transactions"). In any determination of Comparable Transactions appropriate consideration shall be given to the annual rental rates per rentable square foot, the standard of measurement by which the rentable square footage is measured, the ratio of rentable square feet to usable square feet, the type of escalation clause implemented, the extent of tenant's liability under the lease, abatement provisions reflecting free rent and/or no rent during the period of construction or subsequent to the commencement date as to the space in question, parking considerations, length of the lease term, size and location of premises being -leased, building standard work letter and/or tenant improvement allowances, if any, or any other tenant concessions and other generally applicable conditions of tenancy for such Comparable Transactions. The intent is that Tenant will obtain the same rent and other economic benefits that Landlord would otherwise give in Comparable Transactions and that Landlord will make, and receive the same economic payments and concessions that Landlord would otherwise make, and receive in Comparable Transactions.

     Upon expiration of the Tenant Review Period, Landlord and Tenant shall each place in a separate sealed envelope their final proposal as to Market Rate and such determination shall be submitted to arbitration in accordance with subsections (a) through (e) below.

     (a) Landlord and Tenant (together with or through their designated representatives) shall meet with each other within five (5) business days of the Outside Agreement Date and exchange the sealed envelopes and then open such envelopes in each other's presence. If Landlord and Tenant do not mutually agree upon the Market Rate within one (1) business day of the exchange and opening of envelopes, then, within ten (10) business days of the exchange and opening of envelopes Landlord and Tenant shall agree upon and jointly appoint a single arbitrator who shall by profession be a real estate appraiser, lawyer or broker who shall have been active over the five (5) year period ending on the date of such appointment in the leasing of comparable commercial properties in the vicinity of the Building (the "Arbitrator"). Neither Landlord nor Tenant shall consult with such Arbitrator as to his or her opinion as to Market Rate prior to the appointment. The determination of the Arbitrator shall be limited solely to the issue of whether Landlord's or Tenant's submitted Market Rate for the Premises is the closer to the actual Market Rate for the Premises as determined by the Arbitrator, taking into account the requirements of this Section 2. Such Arbitrator may hold such hearings and require such briefs as the Arbitrator, in his or her sole discretion, determines as necessary. In addition, Landlord or Tenant (together with or through their designated representatives) may submit to the Arbitrator with a copy to the other party within five (5) business days after the appointment of the Arbitrator any market data and additional information that such party deems relevant to the determination of Market Rate ("MR Data") and the other party may submit a reply in writing within five (5) business days after receipt of such MR Data.

     (b) The Arbitrator shall, within thirty (30) days of his or her appointment, reach a decision as to whether the parties shall use Landlord's or Tenant's submitted Market Rate, and shall notify Landlord and Tenant of such determination.

     (c) The decision of the Arbitrator shall be binding upon Landlord and Tenant.


     (d) If Landlord and Tenant fail to agree upon and appoint an Arbitrator, then the appointment of the Arbitrator shall be made by the Presiding Judge of the Superior Court, or, if he or she refuses to act, by any judge having jurisdiction over the parties.

     (e) The cost of arbitration shall be paid by Landlord and Tenants equally.

     Immediately after the base rent for the applicable Extension Period is determined pursuant to this Exhibit, Landlord and Tenant shall execute an amendment to the Lease stating the new base rent in effect.